ANNUAL REPORT

                                      Growth
                                       Fund


                                 October 31, 1997


TRUSTEES
Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS
Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and
Chief Executive Officer, flush right, next to second paragraph.



BY ANURAG PANDIT, CFA, PORTFOLIO MANAGER

John Hancock Growth Fund

Euphoric rallies and dramatic sell-offs characterize fiscal 1997

Shareholders of John Hancock Discovery Fund and John Hancock Disciplined Growth Fund have approved the merger of their funds into John Hancock Growth Fund, effective after the close of business on December 5, 1997. The Growth Fund pursues long-term capital appreciation by investing in a diversified portfolio of stocks that have the potential to grow twice as fast as the economy.

Fiscal 1997 might best be remembered as a year that witnessed the breaking of many records. Major U.S. stock indexes rallied impressively at several points during the 12 months ended October 31, 1997. The Dow Jones Industrial Average captured the most attention as it soared past the 7000 and 8000 marks for the first time in February and July, respectively. Investors' overall enthusiasm for stocks was fueled by strong corporate earnings, subdued inflation, healthy yet manageable economic growth, and relatively stable interest rates. Although bouts of volatility early in the period temporarily dampened the performance of many stocks, the markets charged on through mid-October confident that the bull market's lengthy run was far from over.

The Fund
closed fiscal
1997 with
double digit
gains.

Economic instability and a currency crisis on the opposite side of the globe, however, soon reminded investors that the bear was merely in hibernation. As turmoil boiled over in the Far East, stock markets around the world plummeted. Just four days before John Hancock Growth Fund's fiscal period came to a close, U.S. stock indexes suffered their biggest one-day point decline in history.

A 2 1/4" x 3 1/4" photo of fund management team at bottom right. Caption reads: "Anurag Pandit (standing) and Fund management team members: (l - r) Rob Hallisey, Bernice Behar and Andrew Slabin."

Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Reading & Bates 2.5% 2) Home Depot 2.5% 3) MGIC Investment Corp. 2.3% 4) Walt Disney 2.3% 5) Diamond Offshore Drilling 2.3%. A footnote below reads "As a percentage of net assets on October 31, 1997."

"...technology
stocks
remained
the Fund's
largest
industry
weighting..."

Fund ends year with gains despite volatility

The "Asian Flu" took its toll on the performance of most growth funds in October. However, the strength of the Fund's performance during the summer helped it close fiscal 1997 with double-digit gains nevertheless. For the 12 months ended October 31, 1997, John Hancock Growth Fund's Class A shares and Class B shares returned a total of 16.05% and 15.33%, respectively, at net asset value. This compares to the 27.28% total return posted by the average growth fund, according to Lipper Analytical Services, Inc.1 Longer-term performance can be found on pages six and seven.

Table entitled "Scorecard" at bottom left hand column. The heading for the left column is "Investment"; the heading for the center column is "Recent performance.. and what's behind the numbers". The first listing is "America Online" followed by an up arrow and the "Improved content and access; more growth in market share." The second listing is "T. Rowe Price" followed by an up arrow and the phrase "Well positioned in industry." The third listing is "Applied Materials" followed by a down arrow and the phrase "Hurt by Asian debacle, correction in semiconductor stocks." Footnote below reads "See "Schedule of Investments." Investment holdings are subject to change."

We believe the Fund lagged its peers because of an untimely shift in the types of companies we emphasized, particularly in the technology arena. In the early months of fiscal 1997, we continued our strategic shift toward large, well-known growth stocks, while reducing the Fund's stake in many, but not all, smaller-company issues. This process occurred over the course of several months, as the sector was experiencing considerable pricing pressure. When the rotation was completed, small- cap stocks then began to rally unexpectedly and the Fund missed out on much of that sector's outperformance.

Technology for the long term

The outstanding growth characteristics and long-term demand for technology companies continue to make technology stocks appealing portfolio candidates, despite the sector's ongoing growing pains. Not participating in this sector, we believe, would pose a greater risk to the Fund's performance than owning well-researched issues and weathering the inevitable ups and downs. While we reduced the Fund's exposure to technology stocks by the fiscal year's midpoint because the sector had come under considerable pressure, technology stocks remained the Fund's largest industry weighting. Soon thereafter, share prices became too compelling to ignore and we took the opportunity to bolster the Fund's stake in many stocks, bringing the Fund's technology weighting back up to roughly 27% of net assets. The move proved timely, as technology stocks rallied handsomely in late summer. Stocks worth highlighting include America Online, Microsoft, BMC Software, and Nokia, a digital/wireless equipment manufacturer.

Financial and healthcare

As the period progressed, we shifted some assets out of the health-care arena and into the financial and insurance sectors. New holdings include T. Rowe Price Associates, Travelers Group, Fannie Mae and SLM Holding. As baby boomers prepare for retirement, we believe financial products and services are likely to experience increased demand. This, along with the industry's ongoing consolidation trend, have helped propel the prices of many stocks higher.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1997." The chart is scaled in increments of 5% from bottom to top, with 30% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 16.05% total return for the John Hancock Growth Fund: Class A. The second represents the 15.33% total return for the John Hancock Growth
Fund: Class B. The third represents the 27.28% total return for the average growth fund. A footnote below reads: "The total returns for John Hancock Growth Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services. See the following two pages for historical performance information."

Despite our slight reduction in health-care names, the sector remains a considerable component of the portfolio. Aging populations worldwide and new technology have created a heightened demand for different types of health-care companies. Solid performers for the Fund have been pharmaceutical giants such as Johnson & Johnson, Pfizer -- which we sold at a profit -- and newly acquired Eli Lilly and Warner Lambert. On the services side, Health Management Associates and Health Care & Retirement Corp., are two holdings well positioned for the future.

Oil and gas services boost performance

Integrated oil and gas services companies also contributed significantly to the Fund's performance. The industry's fundamentals, such as dynamic supply versus demand, and an upswing in the cycle for energy stocks have fueled the performance of several holdings. Halliburton Company, Schlumberger Ltd. and Diamond Offshore Drilling are three noteworthy names.

Cautious optimism

The most recent turbulence has not convinced us to change our strategy of focusing on high growth, mid-to-large company stocks. We believe the quality, fundamentals, and long-term growth opportunities presented by many larger companies best suit the Fund's objective and we continue to seek out companies that offer defensible niches -- such as a differentiated product or service -- and exhibit above-average growth potential for any environment. The only adjustment we have made was to increase our focus on companies that are not unduly exposed to foreign currency risk.

"...we enter
fiscal 1998
with cautious
optimism..."

Holding this course, we enter fiscal 1998 with cautious optimism, viewing the ongoing market gyrations as a potential positive for growth stock investing. The Fed seems content to hold steady on interest rates for the time being, allowing instead for the markets to bring prices back to fair values. For the near term, the economy appears on stable ground, neither growing too quickly nor too slowly; inflation remains subdued, and corporate earnings, for the most part, are positive.

--------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



John Hancock Funds - Growth Fund

A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended September 30, 1997

                                 ONE      FIVE          TEN
                                YEAR     YEARS        YEARS
                               ------   -------     -------
Cumulative Total Returns       13.63%   107.68%     190.66%
Average Annual Total Returns   13.63%    15.74%      11.26%

CLASS B
For the period ended September 30, 1997

                                                      SINCE
                                            ONE   INCEPTION
                                           YEAR    (1/3/94)
                                        -------     -------
Cumulative Total Returns                 13.74%      65.88%
Average Annual Total Returns             13.74%      14.49%



John Hancock Funds - Growth Fund



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. Past performance is not indicative of future results.


Growth Fund
Class A shares

Line chart with the heading Growth Fund:Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made the Standard & Poor's 500 Stock Index on October 31, 1987, and is equal to $48,661 as of October 31, 1997. The second line represents the value in the Growth Fund, before sales charge, and is equal to $37,389 as of October 31, 1997. The third line represents the Growth Fund, after sales charge, and is equal to $35,519 as of October 31, 1997.


Growth Fund
Class B shares

Line chart with the heading Growth Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $21,466 as of October 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Growth Fund, before sales charge, on January 3, 1994, and is equal to $116,106 as of October 31, 1997. The third line represents the value of the Growth Fund, after sales charge, and is equal to $15,806 as of October 31, 1997.



FINANCIAL STATEMENTS

John Hancock Funds - Growth Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
October 31, 1997
-------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $248,965,784)                                $334,481,702
Joint repurchase agreement (cost - $5,060,000)                        5,060,000
Corporate savings account                                                 1,219
                                                                  -------------
                                                                    339,542,921
Receivable for shares sold                                              158,213
Dividends receivable                                                    147,463
Interest receivable                                                       1,082
Other assets                                                             20,599
                                                                  -------------
Total Assets                                                        339,870,278
-------------------------------------------------------------------------------
Liabilities:
Payable for shares repurchased                                            7,840
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                 326,265
Accounts payable and accrued expenses                                    38,388
                                                                  -------------
Total Liabilities                                                       372,493
-------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                     196,097,781
Accumulated net realized gain on investments                         57,894,763
Net unrealized appreciation of investments                           85,517,880
Accumulated net investment loss                                         (12,639)
                                                                  -------------
Net Assets                                                         $339,497,785
-------------------------------------------------------------------------------
Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $303,067,464/12,433,553                                        $24.37
===============================================================================
Class B - $36,430,321/1,537,427                                          $23.70
===============================================================================
Maximum Offering Price Per Share*
Class A - ($24.37 x 105.26%)                                             $25.65
===============================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.



FINANCIAL STATEMENTS

John Hancock Funds - Growth Fund

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


Statement of Operations
Year ended October 31, 1997
-------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes of $8,797)               $1,920,833
Interest                                                              1,092,142
                                                                  -------------
                                                                      3,012,975
                                                                  -------------
Expenses:
Investment management fee - Note B                                    2,560,785
Distribution and service fee - Note B
Class A                                                                 879,334
Class B                                                                 313,465
Transfer agent fee - Note B                                             854,652
Custodian fee                                                            71,365
Financial services fee - Note B                                          59,616
Registration and filing fees                                             47,118
Printing                                                                 32,843
Auditing fee                                                             28,503
Trustees' fees                                                           22,855
Miscellaneous                                                             6,594
Legal fees                                                                3,955
                                                                  -------------
Total Expenses                                                        4,881,085
-------------------------------------------------------------------------------
Net Investment Loss                                                  (1,868,110)
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                                70,849,140
Change in net unrealized appreciation/depreciation
of investments                                                      (21,033,620)
                                                                  -------------
Net Realized and Unrealized
Gain on Investments                                                  49,815,520
-------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                           $47,947,410
===============================================================================

See notes to financial statements.



FINANCIAL STATEMENTS

John Hancock Funds - Growth Fund


Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------
                                                                                                PERIOD FROM
                                                                      YEAR ENDED         JANUARY 1, 1996 TO         YEAR ENDED
                                                               DECEMBER 31, 1995       OCTOBER 31, 1996 (1)   OCTOBER 31, 1997
                                                               -----------------       -------------------    ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                    ($973,581)              ($1,851,051)       ($1,868,110)
Net realized gain on investments sold                                  9,207,214                29,604,241         70,849,140
Change in net unrealized appreciation/depreciation
of investments                                                        30,638,725                21,436,182        (21,033,620)
                                                               -----------------       -------------------    ----------------
Net Increase in Net Assets Resulting from Operations                  38,872,358                49,189,372         47,947,410
                                                               -----------------       -------------------    ----------------
Distributions to Shareholders:
Distributions from net realized gain on investments sold
Class A - ($0.6945, none and $2.2830 per share, respectively)         (8,391,968)                       --        (26,978,610)
Class B - ($0.6945, none and $2.2830 per share, respectively)           (552,264)                       --         (2,737,474)
                                                               -----------------       -------------------    ----------------
Total Distributions to Shareholders                                   (8,944,232)                       --        (29,716,084)
                                                               -----------------       -------------------    ----------------
From Fund Share Transactions - Net: *                                 75,837,052                (1,902,994)        16,367,439
                                                               -----------------       -------------------    ----------------
Net Assets:
Beginning of period                                                  151,847,464               257,612,642        304,899,020
                                                               -----------------       -------------------    ----------------
End of period (including accumulated net investment loss
     of none, $9,749 and $12,639, respectively)                     $257,612,642              $304,899,020       $339,497,785
                                                               =================       ===================    ================

* Analysis of Fund Share Transactions:

                                                                                        PERIOD FROM
                                                                YEAR ENDED       JANUARY 1, 1996 TO             YEAR ENDED
                                                         DECEMBER 31, 1995      OCTOBER 31, 1996 (1)           OCTOBER 31, 1997
                                                   -----------------------   -----------------------   ------------------------
                                                     SHARES       AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                                                   ----------  -----------   ----------  -----------   ----------  ------------
CLASS A
Shares sold                                         1,671,481  $32,932,574    2,868,866  $62,914,842    5,919,970  $132,758,761
Shares issued in reorgnization - Note E             3,788,495   77,588,384           --           --           --            --
Shares issued to shareholders in reinvestment
of distributions                                      402,050    7,803,606           --           --    1,190,442    25,034,980
                                                   ----------  -----------   ----------  -----------   ----------  ------------
                                                    5,862,026  118,324,564    2,868,866   62,914,842    7,110,412   157,793,741
Less shares repurchased                            (2,691,827) (52,370,704)  (3,252,462) (70,867,350)  (6,681,624) (150,827,840)
                                                   ----------  -----------   ----------  -----------   ----------  ------------
Net increase (decrease)                             3,170,199  $65,953,860     (383,596) ($7,952,508)     428,788    $6,965,901
                                                   ==========  ===========   ==========  ===========   ==========  ============
CLASS B
Shares sold                                           333,335   $6,333,583    2,230,077  $49,208,673      729,300   $16,342,742
Shares issued in reorgnization - Note E               471,911    9,563,328           --           --           --            --
Shares issued to shareholders in reinvestment
of distributions                                       27,495      526,875           --           --      124,391     2,559,110
                                                   ----------  -----------   ----------  -----------   ----------  ------------
                                                      832,741   16,423,786    2,230,077   49,208,673      853,691    18,901,852
Less shares repurchased                              (246,690)  (4,843,723)  (1,940,975) (43,159,159)    (431,864)   (9,500,314)
                                                   ----------  -----------   ----------  -----------   ----------  ------------
Net increase                                          586,051  $11,580,063      289,102   $6,049,514      421,827    $9,401,538
                                                   ==========  ===========   ==========  ===========   ==========  ============
CLASS C **
Shares sold                                               841      $15,270
Less shares repurchased                               (99,061)  (1,712,141)
                                                   ----------  -----------
Net decrease                                          (98,220) ($1,696,871)
                                                   ==========  ===========

** All Class C shares were redeemed on March 31, 1995.
(1) Effective October 31, 1996, the fiscal period end changed from December 31 to October 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

See notes to financial statements.




FINANCIAL STATEMENTS

John Hancock Funds - Growth Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------

                                                                                               PERIOD FROM
                                                                                                 JANUARY 1,
                                                            YEAR ENDED DECEMBER 31,                1996 TO   YEAR ENDED
                                              ----------------------------------------------    OCTOBER 31,  OCTOBER 31,
                                                1992         1993         1994         1995        1996(9)       1997
                                              --------     --------     --------     --------     --------     --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period            $17.48       $17.32       $17.40       $15.89       $19.51       $23.28
                                              --------     --------     --------     --------     --------     --------
Net Investment Loss                              (0.06)       (0.11)       (0.10)       (0.09)(1)    (0.13)(1)    (0.12)(1)
Net Realized and Unrealized Gain (Loss)
on Investments                                    1.10         2.33        (1.21)        4.40         3.90         3.49
                                              --------     --------     --------     --------     --------     --------
Total from Investment Operations                  1.04         2.22        (1.31)        4.31         3.77         3.37
                                              --------     --------     --------     --------     --------     --------
Less Distributions:
Distributions from Net Realized Gain
on Investments Sold                              (1.20)       (2.14)       (0.20)       (0.69)          --        (2.28)
                                              --------     --------     --------     --------     --------     --------
Net Asset Value, End of Period                  $17.32       $17.40       $15.89       $19.51       $23.28       $24.37
                                              ========     ========     ========     ========     ========     ========

Total Investment Return at Net Asset Value(2)    6.06%       13.03%       (7.50%)      27.17%       19.32%(6)    16.05%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)      $153,057     $162,937     $146,466     $241,700     $279,425     $303,067
Ratio of Expenses to Average Net Assets          1.60%        1.56%        1.65%        1.48%        1.48%(7)     1.44%
Ratio of Net Investment Loss
to Average Net Assets                           (0.36%)      (0.67%)      (0.64%)      (0.46%)      (0.73%)(7)   (0.51%)
Portfolio Turnover Rate                            71%          68%          52%          68%(3)       59%         133%
Average Brokerage Commission Rate(4)               N/A          N/A          N/A          N/A      $0.0695      $0.0697

                                                                                               PERIOD FROM
                                                                                                 JANUARY 1,
                                                                      YEAR ENDED DECEMBER 31,      1996 TO   YEAR ENDED
                                                                      ----------------------    OCTOBER 31,  OCTOBER 31,
                                                                        1994(5)       1995        1996(9)       1997
                                                                      ---------     --------     --------     --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                                     $17.16       $15.83       $19.25       $22.83
                                                                       --------     --------     --------     --------
Net Investment Loss(1)                                                    (0.20)       (0.26)       (0.26)       (0.27)
Net Realized and Unrealized Gain (Loss) on Investments                    (0.93)        4.37         3.84         3.42
                                                                       --------     --------     --------     --------
Total from Investment Operations                                          (1.13)        4.11         3.58         3.15
                                                                       --------     --------     --------     --------
Less Distributions:
     Distributions from Net Realized Gain on Investments Sold             (0.20)       (0.69)          --        (2.28)
                                                                       --------     --------     --------     --------
Net Asset Value, End of Period                                           $15.83       $19.25       $22.83       $23.70
                                                                       ========     ========     ========     ========
Total Investment Return at Net Asset Value(2)                            (6.56%)(6)   26.01%       18.60%(6)    15.33%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                 $3,807      $15,913      $25,474      $36,430
Ratio of Expenses to Average Net Assets                                   2.38%(7)     2.31%        2.18%(7)     2.13%
Ratio of Net Investment Loss to Average Net Assets                       (1.25%)(7)   (1.39%)      (1.42%)(7)   (1.20%)
Portfolio Turnover Rate                                                     52%          68%(3)       59%         133%
Average Brokerage Commission Rate(4)                                        N/A          N/A      $0.0695      $0.0697


See notes to financial statements.



FINANCIAL STATEMENTS

John Hancock Funds - Growth Fund

Financial Highlights (continued)
------------------------------------------------------------------------------------


                                                                     PERIOD ENDED     YEAR ENDED   PERIOD ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    MARCH 31,
                                                                        1993             1994          1995
                                                                     ------------    ------------  ------------
CLASS C (8)
Per Share Operating Performance
Net Asset Value, Beginning of Period                                       $17.05          $17.46        $16.02
                                                                     ------------    ------------  ------------
Net Investment Income (Loss)                                                (0.02)          (0.01)         0.02(1)
Net Realized and Unrealized Gain (Loss) on Investments                       2.57           (1.23)         1.28
                                                                     ------------    ------------  ------------
Total from Investment Operations                                             2.55           (1.24)         1.30
                                                                     ------------    ------------  ------------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold                    (2.14)          (0.20)           --
                                                                     ------------    ------------  ------------
Net Asset Value, End of Period                                             $17.46          $16.02        $17.32
                                                                     ============    ============  ============

Total Investment Return at Net Asset Value(2)                             (15.18%)(6)      (7.07%)        8.11%(6)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                   $1,285          $1,574        $1,672
Ratio of Expenses to Average Net Assets                                     1.05%(7)        1.12%         1.05%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets                (0.17%)(7)      (0.08%)        0.44%(7)
Portfolio Turnover Rate                                                       68%             52%           39%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Excludes merger activity.
(4) Per portfolio share traded. Required for fiscal years that began September 1, 1995, or later.
(5) Class B shares commenced operations on January 3, 1994.
(6) Not annualized.
(7) Annualized.
(8) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period reflect amounts prior to the redemption of all shares on March 31, 1995.
(9) Effective October 31, 1996, the fiscal period changed from December 31 to October 31.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


See notes to financial statements.



FINANCIAL STATEMENTS

John Hancock Funds - Growth Fund


Schedule of Investments
October 31, 1997
------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the
Growth Fund on October 31, 1997. It's divided into two main
categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                            NUMBER OF      MARKET
ISSUER, DESCRIPTION                           SHARES        VALUE
-------------------                       ------------  ------------
COMMON STOCK
Aerospace (0.28%)
Boeing Co. (The)                                20,000      $957,500
                                                        ------------
Banks - United States (3.04%)
Banc One Corp.                                  87,442     4,557,914
Chase Manhattan Corp.                           50,000     5,768,750
                                                        ------------
                                                          10,326,664
                                                        ------------
Beverages (1.75%)
Coca-Cola Co. (The)                            105,000     5,932,500
                                                        ------------
Computers (18.24%)
Adaptec, Inc.*                                 157,500     7,628,906
America Online, Inc.*                           65,000     5,005,000
Bay Networks, Inc.*                             69,300     2,191,612
BMC Software, Inc.*                            110,800     6,689,550
Cabletron Systems, Inc.*                        95,000     2,755,000
Computer Sciences Corp.*                        40,000     2,837,500
EMC Corp.*                                     110,000     6,160,000
Iomega Corp.*                                  180,000     4,826,250
McAfee Associates, Inc.*                       120,000     5,970,000
Microsoft Corp.*                                50,000     6,500,000
Sequent Computer Systems, Inc.*                180,000     3,768,750
Sybase, Inc.*                                  300,000     4,893,750
3Com Corp.*                                     65,000     2,693,438
                                                        ------------
                                                          61,919,756
                                                        ------------
Cosmetics & Personal Care (1.44%)
Gillette Co.                                    55,000     4,898,438
                                                        ------------

Electronics (10.54%)
Applied Materials, Inc.*                       182,000     6,074,250
ASM Lithography Holding N.V.*
(Netherlands)                                   25,000     1,831,250
Cymer, Inc.*                                   130,000     2,973,750
General Electric Co.                           100,000     6,456,250
Intel Corp.                                     85,000     6,545,000
LSI Logic Corp.*                               160,000     3,490,000
Novellus Systems, Inc.*                        120,000     5,340,000
Xilinx, Inc.*                                   90,000     3,071,250
                                                        ------------
                                                          35,781,750
                                                        ------------
Finance (7.80%)
American Express Co.                            70,000     5,460,000
Associates First Capital Corp. (Class A)        70,000     4,453,750
MBNA Corp.                                     217,500     5,722,969
Price (T. Rowe) Associates, Inc.               100,000     6,625,000
SLM Holding Corp.                               30,000     4,211,250
                                                        ------------
                                                          26,472,969
                                                        ------------
Insurance (6.78%)
Ace, Ltd. (Bermuda)                             60,000     5,576,250
MGIC Investment Corp.                          130,000     7,840,625
Oxford Health Plans, Inc.*                      40,000     1,032,500
Progressive Corp.                               35,000     3,648,750
Travelers Group, Inc.                           70,000     4,900,000
                                                        ------------
                                                          22,998,125
                                                        ------------
Leisure (3.77%)
Callaway Golf Co.                              100,000     3,225,000
Disney (Walt) Co., (The)                        95,000     7,813,750
Marriott International, Inc.                    25,000     1,743,750
                                                        ------------
                                                          12,782,500
                                                        ------------
Linen Supply & Related (1.38%)
Cintas Corp.                                    65,000     4,696,250
                                                        ------------
Media (3.17%)
Gannett Co., Inc.                              110,000     5,781,875
Tribune Co.                                     90,000     4,961,250
                                                        ------------
                                                          10,743,125
                                                        ------------
Medical (10.00%)
Health Care & Retirement Corp.*                160,000     6,050,000
Health Management Associates, Inc.
(Class A)*                                     300,000     7,312,500
Johnson & Johnson                               90,000     5,163,750
Lilly (Eli) & Co.                               80,000     5,350,000
Merck & Co., Inc.                               65,000     5,801,250
Warner-Lambert Co.                              30,000     4,295,625
                                                        ------------
                                                          33,973,125
                                                        ------------
Mortgage Banking (1.85%)
Fannie Mae                                     130,000     6,296,875
                                                        ------------
Oil & Gas (10.39%)
Diamond Offshore Drilling, Inc.*               125,000     7,781,250
Halliburton Co.                                125,000     7,453,125
Reading & Bates Corp.*                         200,000     8,475,000
Schlumberger, Ltd.                              80,000     7,000,000
Smith International, Inc.*                      60,000     4,575,000
                                                        ------------
                                                          35,284,375
                                                        ------------
Retail (10.59%)
Costco Cos., Inc.*                             120,000     4,620,000
CVS Corp.                                      120,000     7,357,500
Home Depot, Inc.                               150,000     8,343,750
Starbucks Corp.*                               120,000     3,960,000
Walgreen Co.                                   140,000     3,937,500
Wal-Mart Stores, Inc.                          220,000     7,727,500
                                                        ------------
                                                          35,946,250
                                                        ------------
Telecommunications (6.30%)
Ericsson (L.M.) Telephone Co. (Class B)
American Depositary Receipts (ADR)
(Sweden)                                        60,000     2,655,000
Nextel Communications, Inc. (Class A)*         230,000     6,037,500
Nokia Corp. ADR (Finland)                       80,000     7,060,000
WorldCom, Inc.*                                168,000     5,649,000
                                                        ------------
                                                          21,401,500
                                                        ------------
Textile (1.20%)
Jones Apparel Group, Inc.*                                 4,070,000
                                                        ------------

     TOTAL COMMON STOCKS
     (Cost $248,965,784)                       (98.52%)  334,481,702
                                               -------  ------------

                                  INTEREST    PAR VALUE     MARKET
ISSUER, DESCRIPTION                 RATE    (000s OMITTED)  VALUE
-------------------               --------   ------------   ------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.49%)
Investment in a joint repurchase
agreement transaction with
Aubrey G. Langston & Co. -
Dated 10-31-97, Due 11-03-97
(Secured by U. S. Treasury Notes
5.00% thru 9.25% Due 2-28-98
thru 4-30-02) - Note A              5.68%       $5,060    $5,060,000
                                                        ------------

Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95%                                             1,219
                                                        ------------
TOTAL SHORT-TERM INVESTMENTS                    (1.49%)    5,061,219
                                               -------  ------------

TOTAL INVESTMENTS                             (100.01%) $339,542,921
                                               =======  ============
* Non-income Producing Security
The Percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Growth Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Growth Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Special Opportunities Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek long-term capital appreciation through investment in stocks that are diversified with regard to industries and issuers.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Advisor in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended October 31, 1997.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $250,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $500,000,000.

At a trustees meeting on September 9, 1997, the trustees approved a new monthly investment management contract, which became effective upon the merger, December 5, 1997, to replace the present contract. Under this new management contract, the Fund will pay a monthly management fee to the Adviser for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1997, JH Funds received net sales charges of $376,266. Out of this amount, $58,043 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $121,218 was paid as sales commissions to unrelated broker-dealers and $197,005 was paid as sales commissions to personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo") is the indirect sole shareholder of Distributors, and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1997, contingent deferred sales charges amounted to $59,459.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997, the Fund's investment to cover the deferred compensation had unrealized appreciation of $1,962.

NOTE C ---
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the year ended October 31, 1997, aggregated $407,308,533 and $403,449,566, respectively.

The cost of investments owned at October 31, 1997 (including the joint repurchase agreement), for Federal income tax purposes was $255,283,078. Gross unrealized appreciation and depreciation of investments aggregated $100,586,193 and $16,327,569, respectively, resulting in net unrealized appreciation of $84,258,624.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $12,954,111, a decrease in accumulated net investment loss of $1,865,220 and an increase in capital paid-in of $11,088,891. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the net investment loss and the use of tax equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E --
REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Capital Growth Fund (JHCGF) approved a plan of reorganization between JHCGF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHCGF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 3,788,495 Class A shares, and 471,911 Class B shares of John Hancock Growth Fund for the net assets of JHCGF, which amounted to $77,588,384 and $9,563,328 for Class A and B shares, respectively, including $20,624,702 of unrealized appreciation, after the close of business on September 15, 1995.

NOTE F --
SUBSEQUENT EVENT

On November 12, 1997, the shareholders of the John Hancock Disciplined Growth Fund ("Disciplined Growth Fund") and the John Hancock Discovery Fund ("Discovery Fund") approved a vote on a proposed merger between the Fund and the Disciplined Growth Fund and the Discovery Fund. The merger provides for a transfer of substantially all the assets and liabilities of Disciplined Growth Fund and Discovery Fund to the Fund on December 5, 1997. After the close of business on December 5, 1997, the Disciplined Growth Fund and Discovery Fund will be terminated.



John Hancock Funds - Growth Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Investment Trust III --
John Hancock Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Growth Fund (the "Fund"), a series of John Hancock Investment Trust III, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Growth Fund, a series of John Hancock Investment Trust III, at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts

December 11, 1997


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1997.

The Fund designated a distribution to shareholders of $29,716,084 as long-term capital gain dividends. These amounts were reported on the 1996 U.S. Treasury Department Form 1099-DIV.

With respect to the dividends paid by the Fund for the fiscal year ended October 31, 1997, none of the dividends qualify for the corporate dividends received deduction.



NOTES

John Hancock Funds - Growth Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - Growth Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



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corner of the page. A box sectioned in quadrants with a
triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

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This report is for the information of shareholders of the John
Hancock Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on
Recycled Paper."                                         2000A 10/97
                                                               12/97




                              ANNUAL REPORT

                               World Bond
                                 Fund

                             OCTOBER 31, 1997



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and
Compliance Officer

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

We encourage you to take advantage of this important resource.
Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and
Chief Executive Officer, flush right, next to first paragraph.



BY LAWRENCE J. DALY, ANTHONY A. GOODCHILD AND JANET L. CLAY,
CO-PORTFOLIO MANAGERS

John Hancock
World Bond Fund

Flight to quality drives world bond markets as Southeast Asian currency crisis erupts


World bond markets climbed higher for much of the year, but volatility -- especially in October -- sent many investors scurrying for safe havens. Driven by prospects of slower economic growth and lower inflation, the United States was one of the best performing bond markets anywhere. But uncertainty about the direction of short-term interest rates led to recurring bond market jitters. The biggest hiccup came last March when the Federal Reserve raised short-term interest rates, and bond prices collapsed. However, they soon recovered and showed strength throughout the summer and into the fall.

Bond market results elsewhere were more mixed. Until April, European bonds did well as yields there moved lower. But the rally ended late last spring amid signs that the region's recession was ending. Investors feared interest rates would rise, causing bond prices to fall. Japan's bond market also faltered, as economic growth there stalled and 10-year yields hovered below 2%.

By contrast, high-yielding, emerging-market bonds had a banner year until late October. Despite a brief stumble last April, they continued to attract huge inflows from investors worldwide. Latin America led the charge, benefiting from increased political stability and better economic conditions. Southeast Asian emerging markets -- like Thailand, Indonesia, Malaysia, and the Philippines -- were not as fortunate. Beginning with Thailand in July, all experienced widespread currency devaluations, which culminated in the fall with reverberations felt in financial markets around the globe. A mass exodus from all emerging Asian markets hurt bond prices as far away as Latin America.

A 2 1/4" x 3 1/2" photo of fund management team at bottom right. Caption reads: Anthony Goodchild, Janet Clay and
Lawrence Daly, Co-Portfolio Managers."


"...the
 United States
 was one
 of the best
 performing
 bond markets
 anywhere."



"...Treasuries
 accounted
 for 55%
 of the
 Fund's net
 assets..."

Pie Chart with the heading "Portfolio Diversification" at top left hand column. The chart is divided into five sections. Going from top clockwise: Short-Term Investments & Other 13%; Latin America 19%; United Stater 56%; Europe 12%. Footnote below states "As a percentage of net assets on October 31, 1997."

Performance review

Despite this upheaval, the J. P. Morgan Global Government Bond Index -- a benchmark for global bond performance -- managed to close up 2.75% for the year ended October 31, 1997. In the same period, John Hancock World Bond Fund's Class A and Class B shares had total returns of 3.15% and 2.43%, respectively, at net asset value. By comparison, the average global income fund had a total return of 4.69%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

The Fund benefited from investing in the United States and Latin America, avoiding Asia, and downplaying Europe. But it lagged its peer group for a couple reasons. First, we had about 30% of the Fund's net assets -- near our 35% limit -- in emerging markets at several points during the year. This stake, which was lower-than-average for global income funds, held the Fund back for most of the year, although it protected us from larger losses in the October debacle. Second, while the Fund's strong bias -- 80% of net assets -- toward U.S. dollar-denominated assets helped performance, we also had exposure to two other currencies, as mandated by our investment policy. In this case, we held the German mark and Japanese yen. These exposures hurt the Fund as the dollar strengthened during the spring and summer. In the fall, however, the mark became a safe-haven currency, given the Southeast Asian turmoil.

Shift toward U.S. bonds

During the past year, bond yields fell worldwide. As this happened, the difference in yields between other countries and the United States narrowed to minimal levels. Many foreign bonds no longer offered a significant yield advantage over U.S. Treasuries. With little prospect that bond prices in these foreign countries would rise, we shifted our focus toward U.S. government bonds in the five-year maturity horizon. These bonds benefited as investors chose high quality over high yields. At the end of October, Treasuries accounted for 55% of the Fund's net assets, up from about 36% six months earlier.

We had our stake in emerging-market bonds at 24% of the Fund's net assets by the end of October. Our focus was on U.S. dollar-denominated government and corporate bonds from Latin America, particularly Mexico,Venezuela, Argentina, and Brazil. On the corporate side, we emphasized high-quality companies in industries like telecommunications and steel that are central to building the economies of developing nations. We also added a small stake in Russian government bonds, which should benefit from improvements in the country's economic outlook, political stability, and fiscal situation.


Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is U.S. Treasuries followed by an up arrow and the phrase "Stable interest rates and inflation." The second listing is U.K. bonds followed by an up arrow and the phrase "Falling yields." The third listing is Latin American bonds followed by a down arrow and the phrase "Sell-off from Asian contagion." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1997." The chart is scaled in increments of 1% from bottom to top, with 5% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 3.15% total return for the John Hancock World Bond Fund: Class A. The second represents the 2.43 % total return for John Hancock World Bond Fund: Class B. The third represents the 4.69% total return for the average general global income fund. A footnote below reads: "Total returns for John Hancock World Bond Fund are at net asset value with all distributions reinvested. The average global income fund is tracked by Lipper Analytical Services, Inc.
(1) See the following two pages for historical performance information."

Over the summer, we continued to pare back our western European investments to 8% of net assets, down from 30% at the end of April. We kept a stake in U.K. bonds because yields there were higher than the rest of Europe. This past fall, as the newly elected Labor government signalled its inclination to join the European Economic and Monetary Union (EMU), U.K. bonds rallied. We believe there's room for further gains, as U.K. yields come down to align more closely with countries already expected to join the EMU.

What's ahead

Near term, we expect continued fall-out from the Southeast Asian crisis. The slowdown of economies in this high growth region could hurt economic growth worldwide. In addition, currency devaluations in Thailand, Indonesia, Malaysia, and the Philippines have already forced investors to sell more liquid assets in other markets. As larger countries like Korea face similar problems, we expect more selling. Both slower growth and continued selling could continue to put downward pressure on financial markets around the globe. The situation won't improve until Southeast Asian countries begin making structural changes to put their economies back on track.

For the time being, we plan on maintaining our focus on high-quality U.S. Treasuries. They offer solid prospects, especially given low yields and instability elsewhere. Also, U.S. economic growth pressures are at a minimum, which means inflation and interest rates should stay in check. By contrast, we expect European bond prices to weaken as short-term rates rise there. As for emerging markets, we expect continued turmoil in Latin America, believing the Southeast Asian crisis is contagious. So we intend to opportunistically trim our stake there for the near term. When the crisis passes, however, we believe there will be significant upside potential in high-quality Latin American bonds. Given the prospects elsewhere, we're comfortable keeping a good portion of our assets at home for now.

"...we expect
 continued
 fallout from
 the Southeast
 Asian crisis."

--------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock World Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

Class A share total return figures include the maximum applicable sales charge of 4.5%.

Class B share total return figures reflect the maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind, that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

CLASS A

For the period ended September 30, 1997

                                                        SINCE
                                ONE         FIVE      INCEPTION
                                YEAR        YEARS      (1/3/92)
                              --------     -------    ---------
Cumulative Total Returns        0.82%      21.36%        23.49%
Average Annual Total Returns    0.82%       3.95%         3.74%

CLASS B

For the period ended September 30, 1997
                               ONE         FIVE       TEN
                               YEAR        YEARS      YEARS
                             --------     -------   ---------
Cumulative Total Returns      (0.13%)     21.43%    100.47%
Average Annual Total Returns  (0.13%)      3.96%      7.20%

YIELDS

As of October 31, 1997
                                                  SEC 30-DAY
                                                     YIELD
                                                 ------------
John Hancock World Bond Fund: Class A                 5.27%
John Hancock World Bond Fund: Class B                 4.81%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock World Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index -- an unmanaged index that provides a benchmark bond market performance on a worldwide basis. Past performance is not indicative of future results.


World Bond Fund
Class A shares

Line chart with the heading World Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Salomon Brothers World Government Bond Index and is equal to $12,240 as of October 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on January 3, 1992, before sales charge, and is equal to $12,817 as of October 31, 1997. The third line represents the World Bond Fund,after sales charge, and is equal to $12,240 as of October 31, 1997.


World Bond Fund
Class B shares

Line chart with the heading World Bond Fund Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Salomon Brothers World Government Bond Index and is equal to $23,478 as of October 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on December 31, 1991, before sales charge, and is equal to $19,989 as of October 31, 1997.


*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds - World Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
October 31, 1997
----------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $45,435,414)                                             $46,512,899
Short-term investments (cost - $12,815,947) - Note A                    12,815,947
                                                                     -------------
                                                                        59,328,846
Cash                                                                       928,663
Receivable for investments sold                                          4,521,248
Receivable for forward foreign currency exchange
contracts - Note A                                                         529,921
Receivable for closed forward foreign currency exchange
contracts - Note A                                                           1,656
Receivable for shares sold                                                     725
Interest receivable                                                      1,028,898
Other assets                                                                 9,316
                                                                     -------------
Total Assets                                                            66,349,273
----------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                        1,075,889
Payable for bank borrowings - Note A                                     1,200,000
Dividend Payable                                                             7,440
Payable for shares repurchased                                              37,332
Payable for securities on loan - Note A                                 10,817,947
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                     56,985
Accounts payable and accrued expenses                                      112,340
                                                                     -------------
Total Liabilities                                                       13,307,933
----------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                         53,711,687
Accumulated net realized loss on investments and
foreign currency transactions                                           (1,646,410)
Net unrealized appreciation of investments and
foreign currency transactions                                            1,610,385
Distributions in excess of net investment income                          (634,322)
                                                                     -------------
Net Assets                                                             $53,041,340
==================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $28,959,442/3,206,087                                              $9.03
==================================================================================
Class B - $24,081,898/2,665,943                                              $9.03
==================================================================================
Maximum Offering Price Per Share*
Class A - ($9.03 x 104.71%)                                                  $9.46
==================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1997
----------------------------------------------------------------------------------
Investment Income:
Interest (net of foreign withholding taxes of $12,047 and
including income on securities loaned of $9,614)                        $4,638,629
                                                                       -----------
Expenses:
Investment management fee - Note B                                         462,654
Distribution and service fee - Note B
Class A                                                                     83,624
Class B                                                                    338,125
Transfer agent fee - Note B                                                169,921
Custodian fee                                                               82,253
Auditing fee                                                                74,000
Registration and filing fees                                                23,652
Printing                                                                    19,176
Financial services fee - Note B                                             11,364
Trustees' fees                                                               5,677
Miscellaneous                                                                4,227
Interest expense - Note A                                                      204
Legal                                                                           88
                                                                       -----------
Total Expenses                                                           1,274,965
----------------------------------------------------------------------------------
Net Investment Income                                                    3,363,664
----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
Net realized loss on investments sold                                     (987,650)
Net realized loss on foreign currency transactions                      (1,203,474)
Change in net unrealized appreciation/depreciation of
investments                                                               (208,858)
Change in net unrealized appreciation/depreciation of
foreign currency transactions                                              707,669
                                                                       -----------
Net Realized and Unrealized
Loss on Investments and Foreign
Currency Transactions                                                   (1,692,313)
----------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                               $1,671,351
==================================================================================

See notes to financial statements.





Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 YEAR ENDED OCTOBER 31,
                                                                                           ----------------------------------
                                                                                               1996                  1997
                                                                                           ------------          ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                        $4,401,299            $3,363,664
Net realized gain (loss) on investments sold
and foreign currency transactions                                                             1,300,834            (2,191,124)
Change in net unrealized appreciation/depreciation of investments
and foreign currency transactions                                                            (1,747,787)              498,811
                                                                                         --------------        --------------
Net Increase in Net Assets Resulting from Operations                                          3,954,346             1,671,351
                                                                                         --------------        --------------
Distributions to Shareholders:
Distributions from net investment income
Class A - ($0.5025 and $0.2580 per share, respectively)                                      (1,702,011)             (786,477)
Class B - ($0.4418 and $0.2269 per share, respectively)                                      (2,613,385)             (838,142)
Distributions in excess of net investment income
Class A - (none and $0.0180 per share, respectively)                                                 --               (55,023)
Class B - (none and $0.0159 per share, respectively)                                                 --               (58,638)
Distributions from capital paid-in
Class A - ($0.0100 and $0.2580 per share, respectively)                                         (33,881)             (786,847)
Class B - ($0.0088 and $0.2270 per share, respectively)                                         (52,022)             (838,537)
                                                                                         --------------        --------------
Total Distributions to Shareholders                                                          (4,401,299)           (3,363,664)
                                                                                         --------------        --------------
From Fund Share Transactions - Net:*                                                        (27,053,357)          (18,700,439)
                                                                                         --------------        --------------
Net Assets:
Beginning of period                                                                         100,934,402            73,434,092
                                                                                         --------------        --------------
End of period (including distributions in excess of
net investment income of $103,541 and $634,322, respectively)                               $73,434,092           $53,041,340
                                                                                         ==============        ==============

*Analysis of Fund Share Transactions:

                                                                              YEAR ENDED OCTOBER 31,
                                                     ------------------------------------------------------------------------
                                                                   1996                                  1997
                                                     ------------------------------         ---------------------------------
                                                       SHARES               AMOUNT              SHARES               AMOUNT
                                                     ----------        -------------         ----------        --------------
CLASS A
Shares sold                                             163,813           $1,508,925          1,140,051           $10,428,710
Shares issued to shareholders
in reinvestment of distributions                        107,472              990,433            103,224               942,480
                                                     ----------        -------------         ----------        --------------
                                                        271,285            2,499,358          1,243,275            11,371,190
Less shares repurchased                              (1,101,077)         (10,123,045)        (1,005,157)           (9,195,414)
                                                     ----------        -------------         ----------        --------------
Net increase (decrease)                                (829,792)         ($7,623,687)           238,118            $2,175,776
                                                     ==========        =============         ==========        ==============
CLASS B
Shares sold                                             237,253           $2,212,528            152,134            $1,401,591
Shares issued to shareholders
in reinvestment of distributions                        132,781            1,224,626             83,206               761,099
                                                     ----------        -------------         ----------        --------------
                                                        370,034            3,437,154            235,340             2,162,690
Less shares repurchased                              (2,474,099)         (22,866,824)        (2,516,064)          (23,038,905)
                                                     ----------        -------------         ----------        --------------
Net decrease                                         (2,104,065)        ($19,429,670)        (2,280,724)         ($20,876,215)
                                                     ==========        =============         ==========        ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are as follows:
----------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------------------------
                                               1993            1994          1995             1996            1997
                                            --------        --------       --------         --------        --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period           $9.76           $9.62          $8.85            $9.30           $9.28
                                            --------        --------       --------         --------        --------
Net Investment Income                           0.76            0.64(2)        0.57(2)          0.51(2)         0.53(2)
Net Realized and Unrealized Gain
(Loss) on Investments,
Options, Financial Futures Contracts and
Foreign Currency Transactions                  (0.10)          (0.78)          0.48            (0.02)          (0.25)
                                            --------        --------       --------         --------        --------
      Total from Investment Operations          0.66           (0.14)          1.05             0.49            0.28
                                            --------        --------       --------         --------        --------
Less Distributions:
Dividends from Net Investment Income           (0.38)          (0.11)         (0.59)           (0.50)          (0.25)
Distributions in Excess of
Net Investment Income                          (0.04)             --             --               --           (0.02)
Distributions from Capital Paid-In             (0.38)          (0.52)         (0.01)           (0.01)          (0.26)
                                            --------        --------       --------         --------        --------
      Total Distributions                      (0.80)          (0.63)         (0.60)           (0.51)          (0.53)
                                            --------        --------       --------         --------        --------
Net Asset Value, End of Period                 $9.62           $8.85          $9.30            $9.28           $9.03
                                            ========        ========       ========         ========        ========
Total Investment Return at
Net Asset Value(1)                             7.14%          (1.30%)        12.25%            5.48%          3.15%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)     $12,882          $8,949        $35,334          $27,537        $28,959
Ratio of Expenses to Average Net Assets        1.46%           1.59%          1.48%            1.58%          1.68%(3)
Ratio of Net Investment Income to
Average Net Assets                             7.89%           7.00%          6.43%            5.54%          5.84%
Portfolio Turnover Rate                         363%            174%           263%             214%           153%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains, dividends and total investment return of the Fund. It shows how the
Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


See notes to financial statements.





Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------------------------
                                               1993            1994          1995             1996            1997
                                            --------        --------       --------         --------        --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period           $9.74           $9.62          $8.85            $9.30           $9.28
                                            --------        --------       --------         --------        --------
Net Investment Income                           0.72            0.59(2)        0.55(2)          0.45(2)         0.47(2)
Net Realized and Unrealized Gain
(Loss) on Investments,
Options, Financial Futures Contracts and
Foreign Currency Transactions                  (0.09)          (0.78)          0.44            (0.02)          (0.25)
                                            --------        --------       --------         --------        --------
Total from Investment Operations                0.63           (0.19)          0.99             0.43            0.22
                                            --------        --------       --------         --------        --------
Less Distributions:
Dividends from Net Investment Income           (0.33)          (0.06)         (0.53)           (0.44)          (0.23)
Distributions in Excess of
Net Investment Income                          (0.04)             --             --               --           (0.01)
Distributions from Capital Paid-In             (0.38)          (0.52)         (0.01)           (0.01)          (0.23)
                                            --------        --------       --------         --------        --------
         Total Distributions                   (0.75)          (0.58)         (0.54)           (0.45)          (0.47)
                                            --------        --------       --------         --------        --------
Net Asset Value, End of Period                 $9.62           $8.85          $9.30            $9.28           $9.03
                                            ========        ========       ========         ========        ========
Total Investment Return at
Net Asset Value(1)                             6.77%          (1.88%)        11.51%            4.78%           2.43%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)    $197,166        $114,656        $65,600          $45,897         $24,082
Ratio of Expenses to Average Net Assets        1.91%           2.17%          2.16%            2.25%           2.38%(3)
Ratio of Net Investment Income to
Average Net Assets                             7.45%           6.41%          6.03%            4.87%           5.13%
Portfolio Turnover Rate                         363%            174%           263%             214%            153%

(1) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Expense ratios do not include interest expense due to bank loans which amounted to less than $0.01 per share.


See notes to financial statements.






Schedule of Investments
October 31, 1997
-------------------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by World Bond Fund on October 31, 1997.
It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                     INTEREST               PAR VALUE                    MARKET
ISSUER, DESCRIPTION                                    RATE              (000s OMITTED)                  VALUE
-------------------                                -----------         ------------------             ------------
BONDS
British Pound Sterling (7.81%)
United Kingdom Treasury,
Bond 06-07-02                                      7.000%                           1,700              $2,895,134
Bond 12-07-06                                      7.500                              700               1,248,453
                                                                                                   --------------
                                                                                                        4,143,587
                                                                                                   --------------
U.S. Dollar (79.88%)
Globo Communicacoes e Participacoes
Ltda., (Brazil),
Bond 12-20-06 (R)                                  10.500                             250                 225,000
Innova S. de R.L., (Mexico),
Sr Note 04-01-07                                   12.875                             200                 203,000
Klabin Fabricadora de Papel e Celulose
S.A., (Brazil),
Gtd Deb 08-12-04 (R)                               11.000                             500                 485,000
Net Sat Services Ltda., (Brazil),
Sr Note 08-05-04                                   12.750                             500                 500,000
OPP Petroquimica S.A., (Brazil),
Bond 10-29-04 (R)                                  11.000                             500                 482,500
Petroleo Brasileiro S.A., (Brazil),
Unsub Deb 10-17-06 (R)                             10.000                             500                 475,000
Republic of Argentina, (Argentina),
Floating Rate Bond 03-31-05                         6.688*                          1,920               1,612,800
Republic of South Africa, (South Africa),
Note 06-23-17                                       8.500                             825                 800,250
Republic of Venezuela, (Venezuela),
Floating Rate Bond Ser DL 12-18-07                  6.750*                          3,750               3,243,750
Russian Federation Ministry of Finance, (Russia),
Unsub Deb 11-27-01 (R)                              9.250                             500                 472,500
Unsub Deb 06-26-07                                 10.000                           1,000                 960,000
Unsub Deb 06-26-07 (R)                             10.000                             500                 480,000
Sprint Spectrum L.P.,
Sr Note 08-15-06                                   11.000                             500                 555,000
Transportacion Maritima Mexicana S.A.
de C.V., (Mexico),
Note 05-15-03                                       9.250                             500                 485,000
United Mexican States, (Mexico),
Global Bond 02-06-01                                9.750                           1,000               1,065,000
Global Bond 05-15-26                               11.500                           1,000               1,080,000
United States Treasury,
Note 11-30-01                                       5.875                           6,450               6,474,188
Note 02-28-02                                       6.250                           1,600               1,628,496
Note 05-31-02                                       6.500                           8,200               8,434,438
Note 07-31-02                                       6.000                           3,750               3,785,738
Note 10-15-06                                       6.500                           5,520               5,741,683
Note 05-15-07                                       6.625                           3,020               3,179,969
                                                                                                   --------------
                                                                                                       42,369,312
                                                                                                   --------------
                                   TOTAL BONDS
                            (Cost $45,435,414)                                    (87.68%)             46,512,899
                                                                                 --------          --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.77%)
Investment in a joint repurchase agreement
transaction with Aubrey G. Lanston & Co. --
Dated 10-31-97, Due 11-03-97
(Secured by US Treasury Notes, 5.750%
thru 7.125%,
Due 12-31-98 thru 4-30-00) -- Note A                5.680                           1,998               1,998,000
                                                                                                   --------------
Non-Cash Security Lending Collateral (5.00%)
Tri-Party Collateral which consists of
various U.S. Treasury Bonds and Notes,
5.625% thru 13.675%,
Due 10-15-98 thru 11-15-26**                                                        2,650               2,650,369
                                                                                                   --------------
Cash Equivalents (15.40%)
Navigator Securities Lending Prime Portfolio**                                      8,168               8,167,578
                                                                                                   --------------

                                   TOTAL SHORT-TERM INVESTMENTS                   (24.17%)             12,815,947
                                                                                 --------          --------------
                                   TOTAL INVESTMENTS                             (111.85%)            $59,328,846
                                                                                 ========          ==============

NOTES TO SCHEDULE OF INVESTMENTS

*   Represents rate in effect on October 31, 1997.

**  Represents investment of security lending collateral - Note A.

#   Par value of non US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $2,620,000 or 4.94% of the Fund's net assets as of October 31, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration (Unaudited)
-------------------------------------------------------------------------------------
The Fund invests in bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and companies. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at October 31, 1997 assigned to the various investment categories.

                                                                     MARKET VALUE
                                                                   AS A PERCENTAGE
                                                                     OF FUND'S
INVESTMENT CATEGORIES                                                NET ASSETS
----------------------                                            ----------------
Chemicals                                                                0.91%
Government -- Foreign                                                   26.13
Government -- U.S.                                                      55.13
Media                                                                    0.94
Oil & Gas                                                                0.90
Paper & Paper Products                                                   0.91
Telecommunications                                                       1.85
Transportation                                                           0.91
Short-Term Investments                                                  24.17
                                                                      ---------
                                          TOTAL INVESTMENTS            111.85%
                                                                     ==========
See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock World Bond Fund (the "Fund"), John Hancock Global Fund, John Hancock International Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock Special Opportunities Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high total investment return, a combination of current income and capital appreciation, by investing in a global portfolio of government and corporate debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The Fund has $1,621,817 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carryforward expires as follows: October 31, 2002 - $938,808 and October 31, 2005 - $683,009. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The maximum loan balance for the Fund during the year for which loans were outstanding amounted to $1,200,000. At October 31, 1997, the loan outstanding was $1,200,000 with a rate of 6.1875%.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extension of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1997, the Fund loaned securities having a market value of $10,231,177 collateralized by cash and securities in the amount of $10,817,947, cash collateral was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 PM, London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates, and for speculative purposes, as a substitute for investing in securities denominated in that currency. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

Open foreign currency forward contracts at October 31, 1997, were as follows:
                                                      UNREALIZED
                    PRINCIPAL AMOUNT    EXPIRATION   APPRECIATION
CURRENCY            COVERED BY CONTRACT   DATE      (DEPRECIATION)
--------            ------------------- ----------  --------------
SELLS
New Zealand Dollar  3,822,205           NOV 97              $1,132
                                                    ==============
BUYS
Deutsche Mark      29,200,000           NOV 97            $480,696
Japanese Yen      664,000,000           NOV 97              48,093
                                                    --------------
                                                          $528,789
                                                    ==============

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 1997, there were no open position in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the year ended October
31, 1997.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $250,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") acted as Co-Distributors for shares of the Fund. For the year ended October 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $8,851. Out of this amount, $810 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,652 was paid as sales commissions to unrelated broker-dealers and $2,389 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $97,894.

In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year ended was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $611.

NOTE C -
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1997, aggregated $50,173,789 and $85,997,493, respectively. Purchases and proceeds from sales of obligations of the U.S. government its agencies aggregated $39,715,170 and $26,447,597 respectively, during the year ended October 31, 1997.

The cost of investments owned at October 31, 1997 (including short-term investments) for Federal income tax purposes was $58,251,361. Gross unrealized appreciation and depreciation of investments aggregated $1,314,881 and $237,396, respectively, resulting in net unrealized appreciation of $1,077,485.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $2,216,838, an increase in accumulated net investment loss of $2,156,165 and a decrease in capital paid-in of $60,673. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT AUDITORS
To the Shareholders of John Hancock World Bond Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock World Bond Fund (the "Fund") (a series of John Hancock Investment Trust III) at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

December 15, 1997



TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1997.

None of the distributions qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 1997 U.S. Treasury Department Form
1099-DIV in January of 1998. This will reflect the tax character of all distributions for calendar year 1997.



NOTES

John Hancock Funds - World Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - World Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - World Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



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This report is for the information of shareholders of the John
Hancock World Bond Fund. It may be used as sales literature when
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charges, investment objectives and operating policies.

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                                                         0900A 10/97
                                                               12/97